UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2009

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Regulation FD

Item 8.01. Other Events.

On March 10, 2009, PECO Energy Company (PECO), a subsidiary of Exelon Corporation (Exelon), announced via press release that it had filed a joint petition for settlement with a Pennsylvania Public Utilities Commission Administrative Law Judge in connection with its default service procurement plan. The settlement plan was agreed to by all parties to the proceeding (“Joint Petitioners”), which included consumer advocates, industrial users, wholesale suppliers, retail suppliers and others as part of PECO’s comprehensive program to address the needs of customers in 2011 and beyond.

Under the settlement, PECO’s revised default service provider program (“Revised DSP Program”) will have a twenty-nine month term, beginning January 1, 2011 and ending May 31, 2013. PECO’s default service customers will be divided into four procurement classes: a Residential class, a Small Commercial class (for non-residential customers with peak demand up to 100 kW), a Medium Commercial class (for non-residential customers with peak demand of greater than 100 kW up to 500 kW), and a Large Commercial and Industrial class for non-residential customers with peak demand in excess of 500 kW.

For the Residential class, seventy-five percent (75%) of the load will be served through competitively procured contracts for load-following, “full requirements” default supply service. Contracts for forty-five percent (45%) of the Residential class load will have terms of two years, and contracts for the remaining thirty percent (30%) will have terms of one year. For the other twenty-five percent (25%) of the Residential class load (the “PECO Share”), PECO will competitively procure forward purchases of energy blocks and will balance the remaining load through sales and purchases of energy in PJM’s competitive markets. PECO will competitively purchase all other necessary products to serve the PECO Share, including ancillary services and capacity.

For the Small Commercial class, PECO will enter into competitively procured contracts for load-following, full requirements default supply service. Approximately seventy percent (70%) of Small Commercial class customer load will be served through contracts with a term of one year, while approximately twenty percent (20%) of load will be served through contracts with a term of two years. Approximately ten percent (10%) of the Small Commercial class customer load will be served through competitively procured contracts for load-following, full requirements default supply service with the price for energy in each contract set to be the hourly price of the PJM day-ahead wholesale “spot” energy market during the term of delivery.

For the Medium Commercial class, PECO will enter into competitively procured contracts for load-following, full requirements default supply service. Approximately eighty-five (85%) of Medium Commercial class customer load will be served through contracts with a term of one year. Approximately fifteen percent (15%) of the Medium Commercial class customer load will be served through competitively procured contracts for load-following, full requirements default supply service with the price for energy in each contract set to be the hourly price of the PJM day-ahead wholesale “spot” energy market during the term of delivery.

For the Large Commercial and Industrial class, PECO will enter into competitively procured contracts for load-following, full requirements default supply service, with the price for energy in each contract set to be the hourly price of the PJM day-ahead wholesale “spot” energy market during the term of delivery. In addition, for the first year of PECO’s Revised DSP Program, PECO will offer Large Commercial and Industrial customers a fixed-price optional service.

The Joint Petitioners have also agreed on form supplier contracts and related documents to implement the Revised DSP Program, as well as procedures for the acquisition and use of alternative energy credits and contingency plans in the event of supplier default. The Joint Petitioners further resolved other procurement-related issues, including a limitation that a single supplier shall provide no more than sixty-five (65%) percent of the load of a procurement class, and the appointment of NERA Economic Consulting, Inc. (“NERA”) as an independent monitor of PECO’s procurements. In addition, the Joint Petitioners have agreed upon tariff and rate design changes to implement the Revised DSP Program, including a program to permit customers to defer rate increases until a future date, the phase-out of demand-based declining energy blocks, and the establishment of new interruptible service and economic development rates.

Under the settlement, PECO will materially expand its Customer Assistance Program (“CAP”) and other low-income assistance initiatives. For CAP, PECO will adopt a new six-tier CAP rate design and increase the discount levels that it offers to CAP customers so that approximately ninety percent (90%) of each tier of CAP customers will meet Commission affordability targets. PECO will also implement a usage tracking system to monitor consumption by CAP customers and expand its spending under its Low-Income Usage Reduction Program (“LIURP”), which provides weatherization and conservation assistance to low-income customers.

To facilitate and promote retail competition, PECO will update its database on customer information for release to retail suppliers, collaborate with the OCA and suppliers to develop customer education materials, and appoint a retail choice ombudsman. In addition, PECO will lead three separate collaboratives – one addressing residential customer market share threshold proposals; one addressing an alternative customer aggregation proposal; and one addressing a direct mail referral program for residential and small commercial customers (with demand 25 kW and below) prior to PECO’s next default service filing.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.2 is a summary of the procurement plan design including the size of the various procurement products.

Exhibit 99.3 is the procurement schedule showing the laddering of the procurement purchases. Please note that some products include five month stub periods to establish the laddering consistent with the PJM planning year.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release

99.2	Procurement Plan Design Summary

99.3	Procurement Schedule

* * * * *

This combined Form 8-K is being furnished separately by Exelon and PECO (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

March 10, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release

99.2	Procurement Plan Design Summary

99.3	Procurement Schedule